                      ASSIGNMENT AND ASSUMPTION OF INTEREST


     THIS ASSIGNMENT AND ASSUMPTION OF INTEREST is made this 10th day of September, 1997 by Zions Management and Development Co. (herein "Zions"), a Utah corporation, to Airport Hotel Partners, L.L.C. (Herein "AHP") and Wade Cook Seminars.

                                    RECITALS:

A. Zions owns ten percent (10%) interest in Airport Hotel Partners, L.L.C.

B. Zions agrees to relinquish all of its rights being ten percent (10%) in AHP, L.L.C. to Wade Cook Seminars and Wade Cook Seminars agrees to accept the assignment for the sum of $250,000.

                                    AGREEMENT:

1. Zions hereby assigns to Wade Cook Seminars a ten percent (10%) interest in "AHP".
2. Wade Cook Seminars agrees to buy the foregoing interest in AHP for the sum of $250,000 and agrees to perform any and all obligations which it may thereby have under the Articles of Organization or Operating Agreement of AHP.

     IN WITNESS WHEREOF, the parties have entered into this Agreement the day and year first above written.




                                          ZIONS MANAGEMENT AND DEVELOPMENT CO.



                                          By /s/  Glen A. Overton
                                             ---------------------------------
                                             Glen A. Overton, President

                                          AIRPORT LODGING ASSOCIATES, L.C.



                                          By /s/  Glen A. Overton
                                             ---------------------------------
                                             Zions Management and Development
                                             Co., Managing Member



                                          WADE COOK SEMINARS



                                          By
                                             ---------------------------------
                                             Wade B. Cook, President


     On this 19 day of September, 1997, Glen A. Overton did personally appear before me, who being duly sworn did say that he the said Glen A. Overton is the President of Zions Management and Development Co. And that the within and foregoing instrument was signed in behalf of the said corporation.


                                             /s/ Deborah A. Whitlock
                                             ---------------------------------
                                             NOTARY PUBLIC
                                             Residing in: [ILLEGIBLE]
                                             ---------------------------------
My Commission Expires:                       [STAMP]
       1999
----------------------


     On this ____ day of September, 1997, Wade B. Cook did personally appear before me, who being duly sworn did say that he the said Wade B. Cook is the President of Wade Cook Seminars. And that the within and foregoing instrument was signed in behalf of the said corporation.


                                          ------------------------------------
                                          NOTARY PUBLIC
                                          Residing in:
                                                      ------------------------
My Commission Expires:

----------------------

                                 CONSENT AGREEMENT
                              Admission of New Member

In compliance with the "Operating Agreement" of Airport Hotel Partners, LLC, as stated in item number 14 of that agreement.


                           14. ADMISSION OF NEW MEMBERS

     The Members may admit new Members (or transferees of any interests of existing Members) into the Limited Liability Company by the affirmative vote of consent of Members holding a majority of the Members' Percentage Interests.


MGR Investment Group, LLC agrees to allow Investment Lodging Corp. To transfer 10% of its interest to Wade Cook Seminars, Inc. Wade Cook Seminars, Inc. Will become a member of Airport Partners, LLC after the hotel is completed and open for business operations.



INVESTMENT LODGING CORP.                   MGR INVESTMENT GROUP, LLC.

BY /s/ [ILLEGIBLE]                         BY /s/ Grant Taylor
  --------------------------------           ------------------------------
    PRESIDENT                                   MEMBER
                                                GRANT TAYLOR

TO:      Wade R. Cook
FROM:    Glen Overton
SUBJECT: Property # UT-015, Salt Lake City Airport
DATE:    August 15, 1997


                       SHERATON SUITES, AIRPORT PROPERTY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

LOCATION:          307 North Admiral Byrd
                   Salt Lake City International Center
                   Salt Lake City, UT 84101

                   Property sets on 2.45 acres - 2 miles west of the Salt Lake City Airport

DESCRIPTION:       104 units, combination of large studio suites and luxury 1 and 2 bedroom suites. Has a two-story lobby, lounge, restaurant, meeting rooms, exercise facility, and outdoor pool and hot tub. This will be the most upscale 4-star property at the International Center.

TIME LINE:         Construction began 03/97
                   Projected opening 11/20/97

HOTEL COST:        Total project cost estimated at $8.5 million

EQUITY DIST.       Ownership to be held in in an L.L.C.
                   - MGR Investment Group, L.L.C. and related parties to hold
                   78% ownership
                   - Investment Lodging, Inc. and related parties to hold a 12% ownership
                   - WADE COOK SEMINARS, INC. TO HOLD A 10% OWNERSHIP

INVESTMENT:        Total equity contribution to date totals $2,500,000
                   - Wade Cook Seminars, Inc. to pay to Investment Lodging,
                   Inc. $250,000 directly to acquire 10% of Investment Lodging,
                   Inc. interest.

COOK PAYMENTS:     $250,000 to be received by check to MGR Investment Group
                   Bank Wire


Agreement Accepted by


/s/ Wade B. Cook                        8-22-97
---------------------------         --------------------
Wade Cook Seminars, Inc by          Date
Wade Cook